SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: January 27, 2005

                           LIFELINE THERAPEUTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                          000-30489                  84-1097796
   --------                          ---------                  ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)

       6400 South Fiddler's Green Circle, Suite 1750, Englewood, CO 80111
                  --------------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 488-1711


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     None

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     None

Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None

Item 3.02 - Unregistered Sales of Equity Securities

     During the period from October 26, 2004 through January 31, 2005, Lifeline Therapeutics ("Lifeline") has received $1,585,000 in bridge loan financing from accredited investors. The bridge loans mature the earlier of six months from issuance or the first closing of the private placement ("Placement"). In connection with the bridge loan financing, the investors will be issued three-year warrants to purchase shares of Lifeline restricted common stock equal to one-half of the principal amount of the bridge loan. The warrants will be exercisable at a price of $2.00 per share. At the option of investors, the principal and interest under the bridge loan may be converted into units in a private placement which units, priced at $20,000, will consist of 10,000 shares of Lifeline common stock and 10,000 three year warrants exercisable at $2.50 per share.

     The notes and warrants to be issued under bridge loan financing have not been and will not be registered under the Securities Act of 1933 (the "Act") or under the securities laws of any state. The notes and warrants will be "restricted securities" as defined in Rule 144 under the Act. These securities will be offered pursuant to an exemption from registration and may not be reoffered or sold in the United States absent registration or an applicable exemption from the registration requirements

     By agreement with the most recent bridge loan investors, Lifeline agreed to establish and delegate certain authority to an executive committee of the board of directors. The executive committee currently consists of two directors, William Driscoll and Leigh Severence. The board delegated to the executive committee the right to hire and terminate executive officers, to determine the terms of all employment agreements and any agreements with investor relations or public relations firms, the hiring of any family member of an executive officer to a management position, and any changes in the compensation or bonuses payable to executive officers. The executive committee must also approve any deviations in the board-approved use of proceeds from the bridge loan and the Placement.

     Lifeline also committed to certain investors in the bridge loans to appoint a board consisting of a majority of independent directors. The additional directors have not yet been identified. When appointed, Lifeline anticipates that the board will then create audit, nominating and compensation committees.

Item 3.03 Material Modification to Rights of Security Holders

     None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     None

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) None

(b) None

(c) None

(d) On January 27, 2005, the Board of Directors appointed H. Leigh Severence as a member of the Board of Directors. Pursuant to Lifeline's agreement with certain bridge loan investors, the finder for certain of the bridge loan financing, has the right to select one outside, non-management director of Lifeline's board. The finder (a licensed broker-dealer) has initially selected Mr. Severence. Mr. Severence has been the president of Severence Capital Management, Greenwood Village, Colorado, since founding the firm in 1983. Severence Capital Management is a provider of investment management and research services to partnerships and individual investors. Prior to founding Severence Capital Management, Mr. Severence was a portfolio management with J.M. Hartwell & Co., Founders Growth Fund, and Cambiar Investors. Mr. Severence is also a member of the board of directors of Ikonics, Inc., a public company located in Duluth, Minnesota, that files reports under the Securities Exchange Act of 1934.

     Mr. Severence was also appointed to Lifeline's Executive Committee, which was created by Board resolution on January 27, 2005. In addition, once Lifeline creates a Nominating Committee, Mr. Severence also shall serve on that committee.

     Mr. Severence is a bridge loan investor in Lifeline and, except as set forth herein, Lifeline has had no material relationships with Mr. Severence.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     None.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

     None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

     Following the closing of the bridge loan financing, Lifeline's board has approved the Placement, which will be a private placement of its securities, on a best efforts, minimum-maximum basis, to raise from $5,000,000 to $8,000,000. The Placement will offer units, priced at $20,000, consisting of 10,000 shares of common stock and 10,000 three-year warrants to purchase common stock at $2.50 per share ("Units"). The proceeds of the Placement will be used for repayment of debt (if necessary), research and development, working capital, and other corporate purposes. There is no assurance that the minimum amount under the Placement will be raised.

As discussed above, investors in the bridge loan financing may convert their loan principal and interest into Units. Through January 31, 2005 Lifeline has issued bridge loans with an aggregate principal balance of $2,144,000, including $559,000 in bridge loans prior to the reorganization and assumed by Lifeline in conjunction with the reorganization. In connection with the bridge loan financing, the investors will be issued three-year warrants to purchase shares of Lifeline restricted common stock equal to one-half of the principal amount of the bridge loan. The warrants will be exercisable at a price of $2.00 per share. At the option of investors, the principal and interest under the bridge loan may be converted into units in the Placement, which units, priced at $20,000, will consist of 10,000 shares of Lifeline common stock and 10,000 three year warrants exercisable at $2.50 per share.

Pursuant to agreements made before the completion of the October 26, 2004, reorganization, Lifeline's predecessor issued convertible notes with an aggregate principal balance of $240,000 which Lifeline assumed in the reorganization. At the option of the holder, the principal and interest on the convertible notes may be converted to shares of common stock at $.50 per share. There are no warrants associated with these convertible notes.

The Units offered will not be registered under the Securities Act of 1933 (the "Act") or under the securities laws of any state. The Units and the shares and warrants included within the Units will be "restricted securities" as defined in Rule 144 under the Act. These securities will be offered pursuant to an exemption from registration and may not be reoffered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Section 8 - Other Events

Item 8.01 Other Events

     None.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2005

                                   LIFELINE THERAPEUTICS, INC.

                                   By: /s/ William J. Driscoll
                                       -----------------------------------------
                                       William J. Driscoll, CEO/President